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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 20, 2004




                                AEROPOSTALE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                    001-31314                     31-1443880
(State or other jurisdiction of  (Commission File Number)  (IRS Employer Identification No.)
         incorporation)


           112 WEST 34TH STREET, 22ND FLOOR, NEW YORK, NEW YORK 10120 (Address of Principal Executive Offices, including Zip Code)



                                 (646) 485-5398
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c) Exhibits

            Exhibit No.               Description

               99.1        Press Release dated May 20, 2004


ITEM 9.     REGULATION FD DISCLOSURE.

            On May 20, 2004 Aeropostale, Inc. (the "Company") issued a press release announcing the Company's first quarter fiscal 2004 results. A copy of this press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Aeropostale, Inc.




                                /s/  Michael J. Cunningham
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                                Michael J. Cunningham
                                Executive Vice President-Chief Financial Officer

Dated: May 20, 2004



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